Exhibit 10.14

Amendment Deed

Ksubi Pty Limited

ACN 140 672 797

The Obligors listed in part A of the schedule

The Guarantors listed in part B of the schedule

Paul Andrew Billingham and Said Jahani in their capacity as joint and several liquidators for each Obligor (Liquidators)

Westpac Bank Corporation

ABN 33 007 457 141

HENRY DAVIS YORK 44 MARTIN PLACE SYDNEY NSW 2000 AUSTRALIA

T +61 2 9947 6000 F +61 2 9947 6999  DX 173 SYDNEY HDY@HDY.COM.AU WWW.HDY.COM.AU

CONTENTS

KEY DETAILS			2

BACKGROUND			3

TERMS			3

1	Amendments		3
	1.1	Amendments	3
	1.2	Continuing obligations	3
	1.3	Amendments not to affect validity, rights, obligations	4

2	Conditions Precedent		4

3	Undertaking		4

4	Costs and expenses		4

5	General		5
	5.1	Consideration	5
	5.2	Further action	5
	5.3	Counterparts	5
	5.4	Governing law and jurisdiction	5

6	Definitions & interpretation		5
	6.1	Definition	5
	6.2	Interpretation	6
	6.3	Headings	7
	6.4	Definition	7
	6.5	Business Day rule	7
	6.6	Effect of statutes and regulations	7

Schedule			8

KEY DETAILS

1	Date	See Execution on page 9

2	Parties

Ksubi
	Name	Ksubi Pty Limited ACN 140 672 797
	Address	Suite 301 Level 3 302-318 Kingsway Caringbah NSW 2229
	Attention Fax	Mark Byers +61 2 9662 8138

	Obligors	Each person listed in Part A of the schedule

	Guarantors	Each person listed in Part B of the schedule

Liquidators
	Name	Paul Andrew Billingham and Said Jahani
	Address	Grant Thornton of 7level 17, 383 Kent Street, Sydney NSW 2000
	Attention Fax	Paul Billingham and Said Jahani +61 2 9299 4445

Westpac
	Name	Westpac Banking Corporation ABN 33 007 457 141
	Address	Level 8 60 Martin Place Sydney NSW 2000
	Attention Fax	Michael White +61 2 8253 1792

3	Governing Law
	State/Territory	New South Wales

BACKGROUND

A                                       Ksubi, the Obligors, the Guarantors and Westpac are party to various Finance Documents.

B                                       Ksubi and the Obligors are indebted to Westpac for the Outstanding Debt owing under the Facility.

C                                       Ksubi has agreed to enter into a loan agreement with Breakwater under the terms of which Breakwater will make available to Ksubi, among others, a finance facility of up to US$3,600,000. As a condition of this new facility, Westpac has agreed to amend the terms of the Facility.

D                                       The purpose of this document is to amend the documents and to set out the terms on which Westpac has agreed to do so.

TERMS

1                                         Amendments

1.1                               Amendments

On and from the Effective Time, the Business Sale Agreement and the Deed of Consolidation are amended as follows:

(a)                                 the interest margins (described in clauses 1.3(a) and (b) of the Deed of Consolidation) for the Facility will increase by 1.00%;

(b)                                 the Facility will become due and payable in 24 equal monthly instalments starting on 31 July 2013 and ending on 30 June 2015; and

(c)                                  the occurrence of an “Event of Default” under the Breakwater Loan Agreement will constitute an immediate “Default Event” under the Finance Documents,

and the parties will be bound by the Business Sale Agreement and the Deed of Consolidation as amended by this document.

1.2                               Continuing obligations

Ksubi, each Obligor and each Guarantor confirms that:

(a)                                 each Security Document and any guarantee granted by it to Westpac to secure or guarantee the Facility (as the case may be) continue in full force and effect to secure or guarantee (as the case may be) all of its liabilities and obligations under the Business Sale Agreement and the Deed of Consolidation (including liabilities and obligations as amended by this document);  and

(b)                                 any reference in any such document to the Business Sale Agreement or the Deed of Consolidation, as the case may be is amended to refer to the

Business Sale Agreement or the Deed of Consolidation, as the case may be, as amended by this document).

1.3                               Amendments not to affect validity, rights, obligations

(a)                                 The amendments described in clause 1.1 do not affect the validity or enforceability of any Finance Document.

(b)                                 Nothing in this document:

(i)                                     prejudices or adversely affects any right, power, authority, discretion or remedy arising under any Finance Document before the date of this document; or

(ii)                                  discharges, releases or otherwise affects any liability or obligation arising under any Finance Document before the date of this document.

2                                         Conditions Precedent

The amendments contemplated in clause 1.1 will take effect (Effective Time) when Westpac notifies Ksubi that Westpac has received each of the following in form and substance satisfactory to Westpac:

(a)                                 original counterparts of this document and the Deed of Priority duly executed by Ksubi; and

(b)                                 payment of all fees, costs and expenses due and payable to Westpac as at the Effective Time (if any) under the Finance Documents including sufficient funds to pay any necessary Taxes in connection with the amendments described in clause 1.1.

3                                         Undertaking

(a)                                 Ksubi must procure that if an initial public offering of Bleach Group Inc occurs, the proceeds raised are paid to Westpac so that the Facility is fully and finally repaid not later than 1 Business Day after receipt by Bleach Group Inc of those proceeds.

(b)                                 The parties acknowledge and agree that failure to make the payment described in clause 3(a) will constitute a “Default Event” for the purposes of the Finance Documents.

4                                         Costs and expenses

Ksubi must pay or, to the extent already paid by Westpac, reimburse Westpac on demand for all costs, charges and expenses incurred by Westpac in connection with the preparation, negotiation, execution, stamping and registration of this document.

5                                         General

5.1                               Consideration

Each party acknowledges to the other parties that it enters into this document and incurs obligations and gives rights under it for valuable consideration provided by each other party.

5.2                               Further action

Ksubi, the Obligors and the Guarantors must do anything that is reasonably required by Westpac in order to give effect to the transactions contemplated by this document.

5.3                               Counterparts

This document may consist of a number of counterparts and, if so, the counterparts taken together constitute one document. A party may execute this document by signing any counterpart.

5.4                               Governing law and jurisdiction

This document is governed by the laws of New South Wales and the parties submit to the non-exclusive jurisdiction of its courts.

6                                         Definitions & interpretation

6.1                               Definition

Breakwater means Breakwater Structured Growth Opportunities Fund, L.P..

Breakwater Loan Agreement means the Loan Agreement to be entered into between, among others, Ksubi and Breakwater.

Business Day means a day, not being a Saturday or a Sunday, on which banks and Westpac are open for business in Sydney, New South Wales.

Business Sale Agreement means the business sale agreement dated 9 March 2010 between, among others, Ksubi and Westpac.

Charge means the fixed and floating charge dated 9 March 2010 between Ksubi and Westpac.

Deed of Consolidation means the deed of consolidation dated 9 March 2010 between the parties to this document.

Deed of Priority means the deed of priority to be entered into on or about the date of this document between Ksubi, Breakwater and Westpac.

Facility mean all financing arrangements provided by Westpac to Ksubi and the Obligors under the Business Sale Agreement and the Deed of Consolidation.

Finance Documents means:

(a)                                 the Business Sale Agreement;

(b)                                 the Deed of Consolidation; and

(d)                                 any Security Document.

Outstanding Debt means all obligations and liabilities of Ksubi and the Obligors to Westpac under or in connection with the Facility.

Security Document means any document entered into by Ksubi, any Obligor and/or any Guarantor in favour of Westpac which provides for a security interest to be given in connection the Facility and include the Charge.

6.2                               Interpretation

In this document, unless the contrary intention appears:

(a)                                 (variation or replacement) a reference to this document or any other document includes any variation or replacement of it;

(b)                                 (statutes and regulations) a reference to a statute or other law includes regulations and other instruments under it and any consolidations, amendments, re-enactments and replacements of it;

(c)                                  (singular and plural) the singular includes the plural and vice versa;

(d)                                 (gender) a reference to one gender includes each other gender;

(e)                                  (person) the word “person” includes a firm, corporation, body corporate, unincorporated association or Government Agency;

(f)                                   (successors) a reference to a person includes a reference to the person’s executors, administrators, legal personal representatives, successors and permitted assigns;

(g)                                  (joint and several) an agreement on the part of, or in favour of, two or more persons binds or is for the benefit of them and any one or more of them jointly and severally;

(h)                                 (party) a reference to a party means a person who is named as a party to, and is bound to comply with the provisions of, this document;

(i)                                     (without limitation) a reference to “includes” or “including” means “includes, without limitation” and “including, without limitation” respectively;

(j)                                    (defined terms) where a word or phrase is given a defined meaning in this document, the other grammatical forms of the word or phrase have a corresponding meaning;

(k)                                 (acts and omissions) a reference to an act includes an omission and doing an act includes executing a document;

(l)                                     (groups) a reference to any thing is a reference to the whole or any part of it and a reference to a group of persons or things is a reference to each of them individually and any two or more of them collectively; and

(m)                             (rights) a reference to a right includes an interest, power, remedy, privilege and cause of action however arising.

6.3                               Headings

A heading is for reference only. It does not affect the meaning or interpretation of this document.

6.4                               Definition

A schedule attached to this document forms part of it.

6.5                               Business Day rule

Anything required by this document to be done on a day which is not a Business Day is to be done on the preceding Business Day.

6.6                               Effect of statutes and regulations

If a statute or regulation only applies insofar as a contrary intention is not expressed in this document, the terms of this document prevail where the application of that statute or regulation would adversely affect or otherwise restrict any right of Westpac.

Schedule

Part A - Obligors

A.C.N. 123 380 950 Pty Ltd ACN 123 380 950 (In Liquidation) of Suite 1, Ground Floor, 61 Marlborough Street, Surry Hills, NSW 2010

Tsubi Pty Ltd ACN 095 235 180 (In Liquidation) of Suite 1, Ground Floor, 61 Marlborough Street, Surry Hills, NSW 2010

Ksubi Holdings Pty Limited ACN 123 380 987 (In Liquidation) of Suite 1, Ground Floor, 61 Marlborough Street, Surry Hills, NSW 2010

Ksubi Eye Australia Pty Ltd ACN 121 116 069 (In Liquidation) of Suite 1, Ground Floor, 61 Marlborough Street Surry Hills, NSW 2010

Tsubi (Retail) Pty Ltd ACN 110 756 208 (In Liquidation) of Suite 1, Ground Floor, 61 Marlborough Street, Surry Hills NSW 2010

Secret Handshake Pty Ltd ACN 114 599 165 (In Liquidation) of Suite 1, Ground Floor, 61 Marlborough Street, Surry Hills NSW 2010

Part B - Guarantors

Henry Robert Hodge of 2 Panima Place Newport NSW 2106.

Daniel Andrew Single of Unit 2, 87 Francis Street, Bondi Beach NSW 2026

George Travis Gorrow of 152 Clyde Street, North Bondi NSW 2026

Executed as a deed on January 14, 2013

Executed by Ksubi Pty Limited by:

/s/ Mark Byers
Signature of director/company secretary	Signature of director

Mark Byers
Print name	Print name

Executed for and on behalf of each of the following persons by its joint and several liquidators:

A.C.N. 123 380 950 Pty Ltd (In Liquidation)
Tsubi Pty Ltd (In Liquidation)	/s/ Paul Andrew Billingham
Ksubi Holdings Pty Limited(In Liquidation)	Paul Andrew Billingham
Ksubi Eye Australia Pty Ltd (In Liquidation)
Tsubi (Retail) Pty Ltd (In Liquidation)
Secret Handshake Pty Ltd (In Liquidation)	/s/ Said Jahani
Said Jahani

Signature of Witness

Print Name

Signature of Witness

Print Name

Signed Sealed and Delivered by Paul Andrew Billingham in his capacity as liquidator of the following persons:

A.C.N. 123 380 950 Pty Ltd (In Liquidation)	/s/ Paul Andrew Billingham
Tsubi Pty Ltd (In Liquidation)	Paul Andrew Billingham
Ksubi Holdings Pty Limited(In Liquidation)
Ksubi Eye Australia Pty Ltd (In Liquidation)
Tsubi (Retail) Pty Ltd (In Liquidation)
Secret Handshake Pty Ltd (In Liquidation)

in the presence of:

Signature of Witness

Print Name:

Print Address:

Signed Sealed and Delivered by Said Jahani in his capacity as liquidator of the following persons:

A.C.N. 123 380 950 Pty Ltd (In Liquidation)	/s/ Said Jahani
Tsubi Pty Ltd (In Liquidation)	Said Jahani
Ksubi Holdings Pty Limited(In Liquidation)
Ksubi Eye Australia Pty Ltd (In Liquidation)
Tsubi (Retail) Pty Ltd (In Liquidation)
Secret Handshake Pty Ltd (In Liquidation)

in the presence of:

Signature of Witness

Print Name:

Print Address:

Signed, sealed and delivered by Henry Robert Hodge in the presence of:

/s/ Henry Robert Hodge
Signature of witness	Henry Robert Hodge

Print name

Address

Signed, sealed and delivered by Daniel Andrew Single in the presence of:

/s/ Daniel Andrew Single
Signature of witness	Daniel Andrew Single

Print name

Address

Signed, sealed and delivered by George Travis Gorrow in the presence of:

/s/ George Travis Gorrow
Signature of witness	George Travis Gorrow

Print name

Address

Signed, sealed and delivered on behalf of Westpac Banking Corporation ABN 33 007 457 141, by its attorney under power of attorney dated 17 January 2001, book 4299 No 332 in the presence of:	By executing this instrument the attorney states that they have received no notice of the revocation of the power of attorney.

Witness (signature)	Attorney (signature)

Witness (print name)	Attorney (print name) TIER THREE ATTORNEY